Exhibit 4.1

NUMBER		SHARES
HY

COMMON STOCK	HYTHIAM, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS CUSIP 44919F 10 4
THIS CERTIFIES THAT
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE: $.0001 PER SHARE OF THE COMMON STOCK OF
HYTHIAM, INC.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the law of the State of Delaware and to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation as amended from time to time (copies of which are on file at the office of the Corporation) all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF the said Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereinto affixed.

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR
By

AUTHORIZED SIGNATURE

SECRETARY	[SEAL]	CHAIRMAN AND CHIEF EXECUTIVE OFFICER

HYTHIAM, INC.

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			Under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

        For Value Received,                                                                                                                                                     hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within certificate, and do(es) hereby irrevocably constitute and appoint
Attorney to
transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated
SIGNATURE OF REGISTERED OWNER(S)
	X	(SIGNATURE)
	X	(SIGNATURE)
NOTICE
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) OF THE REGISTERED OWNERS AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, between the Corporation and American Stock Transfer & Trust Company, dated as of November 5, 2001, as it may be amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefore. As described in the Rights Agreement, Rights issued to or acquired by any Acquiring Person or any Affiliate or Associate thereof (each as defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, shall, under certain circumstances, become null and void.
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.
SIGNATURE(S) GUARANTEED BY: